Exhibit 99.2

Acquisition of Heron Therapeutics Commercial and Pipeline Assets November 9, 2026 1

Disclaimer NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS Forward - Looking Statements: This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan ,” “potential,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions. All statements, other than stat eme nts of historical facts, should be considered forward - looking statements, including, but not limited to, statements regarding the propo sed acquisition by CorMedix of substantially all of the assets of Heron (the “Proposed Acquisition”); Heron’s ability to provide an additional revenue base of four FDA - approved commercial brands, with opportunities to drive future growth; the expect ed timing of closing; the anticipated benefits of the Proposed Acquisition, including expected synergies, diversification of revenue base and the expectation that the Proposed Acquisition will be accretive to earnings; statements r ega rding product strategy, growth and label expansion opportunities; development and expectations of CorMedix’s product pipeline, results of real - world studies, expectations regarding product utilization, reimbursement rates, and market acc ess, including changes in CMS reimbursement methodology; the potential achievement of earn - out milestones and royalty payments; the commercial potential of ZYNRELEF and the other acquired products; the development of the acquired pipel ine program; the terms, funding and availability of the Pharmakon term loan facility; CorMedix's ability to pursue future business development transactions; and estimates of total addressable market size. These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including: the failure to obtain Heron stockholder approval or required regulatory clearances, or to satisfy other closing conditions, on a timely basis or at all; CorMedix's ability to successfully integrate the acquired asse ts, achieve anticipated synergies, accretion, and EBITDA or Adjusted EBITDA on a timely basis or at all; the amount of any adjustments to the consideration under the asset purchase agreement; the occurrence of any event that could give rise to term ina tion of the asset purchase agreement, including circumstances requiring Heron to pay a termination fee; the risk that CorMedix’s stock price may decline if the Proposed Acquisition is not completed; fluctuations in the price of CorMedix c omm on stock; dilution to CorMedix’s stockholders; disruption to CorMedix’s and Heron’s business relationships with customers, suppliers and employees, including as a result of the announcement or pendency of the Proposed Acquisition, and di ver sion of management's attention; restrictions on the conduct of Heron's business while the Proposed Acquisition is pending; unexpected costs, liabilities or delays relating to the Proposed Acquisition and the acquired products; market ac cep tance and reimbursement of the acquired products, including continued eligibility for separate payment under the NOPAIN Act; changes to reimbursement rates and methodology, customer utilization, and other factors impacting the demand for Cor Medix’s and Heron’s products; competition; manufacturing and supply risks; the incurrence of indebtedness and compliance with covenants under the Pharmakon facility; litigation relating to the Proposed Acquisition; uncertainty abou t C orMedix’s or Heron’s business, operations and strategy after the consummation of the Proposed Acquisition; and the other risks described in the periodic reports filed by CorMedix with the Securities and Exchange Commission ("SEC"), incl udi ng its most recent Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from CorMedix. All forward - looking statements are e xpressly qualified in their entirety by this cautionary statement, and readers are cautioned not to place undue reliance on them. Forward - looking statements speak only as of the date of this presentation, and CorMedix does not undertake an y obligation to update them, except as required by law. Additional Information and Where to Find It: In connection with the Proposed Acquisition, CorMedix has and may file relevant documents with the SEC regarding the Proposed Ac quisition. This presentation is not a substitute for any other document that CorMedix may file with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ ANY RELEVANT DOCUMENTS FILED WITH THE SEC , AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSE D A CQUISITION. Investors and stockholders may obtain these documents free of charge at the SEC's website, www.sec.gov, and on the Investors section of the CorMedix’s investor rel ati ons website at https://cormedix.com/investors/. Participants in the Solicitation: CorMedix, Heron and their respective directors and executive officers may be deemed to be participants in the solicitation of pr oxies from Heron's stockholders in connection with the Proposed Acquisition. Information about the directors and executive officers of Heron, including a description of their direct or indirect interest s, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed wit h the SEC on April 30, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/818033/00011931252619 630 6/hrtx - 20260430.htm, under the headings "Information Concerning the Board of Directors," "Information Concerning Executive Officers," "Corporate Governance – 2025 Director Compensation," "Security Ownership of Certain Beneficial O wners and Management," "Certain Relationships and Related Person Transactions" and "Executive Compensation," and information about the directors and executive officers of CorMedix, including a description of their direc t o r indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 29, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/d ata /1410098/000121390026049311/ea0286136 - 05.htm, under the headings "Proposal No. 1 – Approval of the Director Election Proposal," "Corporate Governance – Executive Officers," "Security Ownership of Certain Beneficial Owners and M anagement," "Director Compensation," "Executive Compensation" and "Certain Relationships and Related Transactions," and, in each case, in subsequently filed Current Reports on Form 8 - K, Quarterly Reports on Form 10 - Q and Forms 3, 4 and 5. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by se curity holdings or otherwise, will be set forth in Heron's definitive proxy statement and other relevant materials to be file d with the SEC regarding the Proposed Acquisition when such materials become available. Investors and stockholders should read th e proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above. No Offer or Solicitation: This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualifica tio n under the securities laws of any such jurisdiction. The shares of CorMedix common stock to be issued to Heron in the Proposed Acquisition will be issued in a private placement in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended and may not be offered or sold in the United States absent registration or an applicable exemption from registration. 2

Transaction Overview and Timeline

Transaction	➢ CorMedix Therapeutics ("CorMedix") (NASDAQ: CRMD) has announced a definitive agreement to acquire substantially all assets of Heron Therapeutics ("Heron") (NASDAQ: HRTX), including four commercial products (ZYNRELEF®, APONVIE®, CINVANTI® and SUSTOL®) with respect to products covered by Heron's multi-product development & license agreement
Upfront Consideration	➢ $145 million of cash, funded from a combination of cash on hand and new Pharmakon term loan facility ➢ 14,583,333 shares of CorMedix Common Stock (Share count calculated by dividing $105mm of value ascribed by CorMedix by $7.20/share price for CorMedix stock)
Earn-out Payments	➢ Up to $55mm total earn-out payments based on ZYNRELEF® net sales milestones: $25mm if ZYNRELEF® net sales exceed $65mm for calendar year 2028, plus an additional $30mm if ZYNRELEF® net sales exceed $95mm for calendar year 2028
Royalty Payments	➢ 5% royalty on combined annual net sales of CINVANTI®, SUSTOL® and certain products covered by Heron's multi-product development and license agreement exceeding $25mm in each of calendar years 2027, 2028, and 2029
Timing & Integration	➢ Anticipated close in the first quarter of 2027, subject to approval by Heron stockholders, regulatory approvals and other customary closing conditions ➢ Working closely with Heron on integration planning to ensure continued success
Remaining Heron Entity	➢ Heron to remain a publicly traded company with a credit facility repaid, significant position in CorMedix common stock, and rights to earn-out and royalty payments ➢ Heron and Rubric have entered into governance agreements restricting certain actions and dictating the timing and terms on which their positions in CorMedix stock may be sold

1. The number of shares was determined by dividing $105 million by $7.20 per share and is fixed, subject to customary adjustment for stock splits and similar events.

CorMedix Therapeutics

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NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS

Combined CorMedix and Heron Assets

Established commercial portfolio with products to the acute care and hematology/oncology supportive care ecosystems

1. Extends CorMedix's portfolio into perioperative pain and CINV/PONV, addressing similar call points of hospitals, IDN, and ASC customers covered by the existing field organization
2. Complementary hematology/oncology commercial infrastructure that can be leveraged to accelerate and de-risk the future launch of Rezzayo prophylaxis
3. Adds a portfolio of established commercial products with attractive gross margins and multiple identifiable growth opportunities to drive revenue throughout DefenCath's post-TDAPA reimbursement transition

Immediately accretive with potential upside from pipeline and label expansion opportunities

- ✓ Acquisition delivers four additional commercial products with Q3 2026 LTM net revenue of approximately $150mm
- ✓ Potential for delivery of $45-60mm synergies per annum to CorMedix[1]; synergies concentrated in overlapping commercial and G&A functions
- ✓ Pro forma 2026E revenue for the combined business is expected to be $465-490mm[2]

1. Synergy estimate is preliminary and subject to change
2. The pro forma results were prepared by combining the unaudited financial results and estimated financial results of CorMedix and Heron without further adjustment. Pro forma financial information does not necessarily reflect the actual results that we would have achieved had the pro forma transaction been consummated as of the date indicated nor does it reflect the potential future results of the combined company

NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS

CorMedix Therapeutics

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Highlights of Heron Commercial and Pipeline Assets 5 Established integrated acute care and hematology/oncology supportive care portfolio of four FDA - approved commercial brands, supported by a dedicated hospital and ambulatory surgery center (ASC) sales force with a broad footprint 1 Diversified Q3 2026 LTM product revenue of approximately $150mm across acute care and hematology/oncology supportive care 2 Entrenched commercial infrastructure with meaningful overlap across hospitals, IDNs, ASCs, hematology/oncology practices and infusion centers 3 Multiple identifiable growth opportunities, including ZYNRELEF ® expansion, APONVIE ® penetration, and the potential launch of products covered by Heron’s multi - product development & license agreement 4 Efficient commercial platform supports the future launch of REZZAYO ® prophylaxis, creating opportunities for revenue synergies 5 NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS

Acute Care Products Hematology/Oncology Care Products Dual - acting, extended - release anesthetic that combines local pain relief with anti - inflammatory effects Ready - to - use IV NK1 receptor antagonist offering rapid onset and sustained protection Extended - release 5 - HT3 receptor antagonist designed to maintain therapeutic levels for several days IV NK1 receptor antagonist formulated without polysorbate 80 to reduce infusion - site reactions Product Description May 2021 September 2022 August 2016 November 2017 FDA Approval Provides up to 72 hours of pain relief following soft tissue or orthopedic surgery Prevents postoperative nausea and vomiting in adults Prevents nausea and vomiting from moderately emetogenic or AC - based chemotherapy Prevents nausea and vomiting from highly or moderately emetogenic chemotherapy Indication Summary of Heron’s Commercial Portfolio 6 NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS

Combined Product Portfolio

Creates a diversified portfolio with 12 commercial products and multiple near-term pipeline opportunities

	Product	Indication	Pre-Clinical	Ph I	Ph II	Ph III / Registrational	Commercial
CorMedix	DEFENCATH® Taurolidine and Heparin Catheter Lock Solution – Limited Population	Hemodialysis	*Commercial*				
CorMedix	DEFENCATH®	Total Parenteral Nutrition (TPN)	*Ph III*				
CorMedix	DEFENCATH®	Hemodialysis *(Pediatric label expansion)*	*Ph III*				
CorMedix	REZZAYO (rezafungin for injection)	Candidemia and invasive candidiasis	*Commercial*				
CorMedix	REZZAYO	Prophylaxis	*Registrational – sNDA Accepted*				
CorMedix	REZZAYO	Pneumocystis Pneumonia in HIV Adults*	*Ph II*				
CorMedix	REZZAYO	Chronic Pulmonary Aspergillosis*	*Ph II*				
CorMedix	MINOCIN®	Serious infections including Acinetobacter	*Commercial*				
CorMedix	VABOMERE™	Complicated Urinary Tract Infections (cUTIs)	*Commercial*				
CorMedix	Baxdela® (delafloxacin)	Acute Bacterial Skin and Skin Structure Infections (ABSSSI) and Community Acquired Bacterial Pneumonia (CABP)	*Commercial*				
CorMedix	Orbactiv™ (oritavancin)	ABSSSI	*Commercial*				
CorMedix	Kimyrsa (oritavancin)	ABSSSI	*Commercial*				
CorMedix	TOPROL-XL	Hypertension, Coronary Artery Disease, Heart Failure	*Commercial*				
Heron	CINVANTI® (aprepitant)	Chemotherapy-Induced Nausea and Vomiting (CINV)	*Commercial*				
Heron	ZYNRELEF	Postoperative Pain	*Commercial*				
Heron	APONVIE™ (aprepitant)	Postoperative Nausea and Vomiting (PONV)	*Commercial*				
Heron	SUSTOL®	CINV	*Commercial*				
Heron	Heron Pipeline Asset	Hematology/Oncology	*Registrational*				

CorMedix Contribution *Heron Contribution* **Study run by Mundipharma*

CorMedix Therapeutics

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NOT FOR DISTRIBUTION WITHOUT THE PRIOR WRITTEN PERMISSION OF CORMEDIX THERAPEUTICS